WORLD OMNI 1997-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
May 31, 1997
                                                            Aggregate
                                                            Net Investment
Aggregate Net Investment Value                              Value                  99.8%

Original                                                    1,199,477,720.00       1,197,078,764.56
5/1/97                                                      1,199,477,720.00       1,197,078,764.56

Principal collections & reimbursement loss amount              13,881,896.35          13,854,132.56
5/31/97                                                     1,185,595,823.65       1,183,224,632.00

Certificate Balance @ 5/31/97                               1,199,477,720.00       1,197,078,764.56

                                                            Class A-1
                                                            Allocation            Certificate
Aggregate Net Investment Value                              Percentage            Balance

Original                                                               21.31038%     250,000,000
5/1/97                                                                 21.31038%     250,000,000

Principal collections & reimbursement loss amount                                     13,258,468
5/31/97                                                                              236,741,532

Certificate Balance @ 5/31/97                                          21.31038%     250,000,000

                                                            Class A-2
                                                            Allocation            Certificate
Aggregate Net Investment Value                              Percentage            Balance

Original                                                               24.72004%     290,000,000
5/1/97                                                                 24.72004%     290,000,000

Principal collections & reimbursement loss amount                                        100,081
5/31/97                                                                              289,899,919

Certificate Balance @ 5/31/97                                          24.72004%     290,000,000

                                                            Class A-3
                                                            Allocation            Certificate
Aggregate Net Investment Value                              Percentage            Balance

Original                                                               24.72004%     290,000,000
5/1/97                                                                 24.72004%     290,000,000

Principal collections & reimbursement loss amount                                        100,081
5/31/97                                                                              289,899,919

Certificate Balance @ 5/31/97                                          24.72004%     290,000,000

                                                            Class A-4
                                                            Percentage            Certificate
Aggregate Net Investment Value                              Percentage            Balance

Original                                                               23.63729%     277,297,857
5/1/97                                                                 23.63729%     277,297,857

Principal collections & reimbursement loss amount                                         95,698
5/31/97                                                                              277,202,159

Certificate Balance @ 5/31/97                                          23.63729%     277,297,857

                                                            Class B
                                                            Allocation            Certificate
Aggregate Net Investment Value                              Percentage            Balance

Original                                                                5.61224%      65,839,332
5/1/97                                                                  5.61224%      65,839,332

Principal collections & reimbursement loss amount                                         22,722
5/31/97                                                                               65,816,610

Certificate Balance @ 5/31/97                                           5.61224%      65,839,332



Aggregate Net Investment Value                              Seller Interest       Balance

Original                                                                2.00000%      23,941,575
5/1/97

Principal collections & reimbursement loss amount                       2.00000%         268,820
5/31/97                                                                 2.00000%      23,664,493

Certificate Balance @ 5/31/97                                           2.00000%      23,941,575


Distributable Amounts                                       Total

Interest Distributable Amount                                   5,228,111.61
Principal Distributable Amount (1)                             13,441,010.77
Reimbursed Charged-off Amount (1)                                 413,121.79
Reimbursed Residual Value Loss Amount                                   0.00
Reimbursed Additional Loss Amount                                       0.00

Total                                                          19,082,244.17

Distributable Amounts                                       Class A-1             %

Interest Distributable Amount                                   1,375,000.00
Principal Distributable Amount (1)                             13,172,190.55                  98.00000%
Reimbursed Charged-off Amount (1)                                  86,277.07                  20.88417%
Reimbursed Residual Value Loss Amount                                   0.00                   0.00000%
Reimbursed Additional Loss Amount                                       0.00                   0.00000%

Total                                                          14,633,467.62

Distributable Amounts                                       Class A-2             %

Interest Distributable Amount                                   1,631,250.00
Principal Distributable Amount (1)                                      0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                 100,081.40                  24.22564%
Reimbursed Residual Value Loss Amount                                   0.00                   0.00000%
Reimbursed Additional Loss Amount                                       0.00                   0.00000%

Total                                                           1,731,331.40

Distributable Amounts                                       Class A-3             %

Interest Distributable Amount                                   1,655,416.67
Principal Distributable Amount (1)                                      0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                 100,081.40                  24.22564%
Reimbursed Residual Value Loss Amount                                   0.00                   0.00000%
Reimbursed Additional Loss Amount                                       0.00                   0.00000%

Total                                                           1,755,498.07

Distributable Amounts                                       Class A-4             %

Interest Distributable Amount                                   1,594,462.68
Principal Distributable Amount (1)                                      0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                  95,697.79                  23.16455%
Reimbursed Residual Value Loss Amount                                   0.00                   0.00000%
Reimbursed Additional Loss Amount                                       0.00                   0.00000%

Total                                                           1,690,160.47

Distributable Amounts                                       Class B               %

Interest Distributable Amount                                     400,522.60
Principal Distributable Amount (1)                                      0.00                   0.00000%
Reimbursed Charged-off Amount (1)                                  22,721.70                   5.50000%
Reimbursed Residual Value Loss Amount                                   0.00                   0.00000%
Reimbursed Additional Loss Amount                                       0.00                   0.00000%

Total                                                             423,244.30

Distributable Amounts                                       Seller Interest       %

Interest Distributable Amount                                     165,922.34
Principal Distributable Amount (1)                                268,820.22                   2.00000%
Reimbursed Charged-off Amount (1)                                       0.00                   0.00000%
Reimbursed Residual Value Loss Amount                                   0.00                   0.00000%
Reimbursed Additional Loss Amount                                       0.00                   0.00000%

Total                                                             434,742.56

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Certificate Factors                                         Series A-1            Series A-2

                                                    5/1/97            100.0000000%           100.0000000%
                                                    5/31/97           100.0000000%           100.0000000%

Certificate Factors                                         Series A-3            Series A-4

                                                    5/1/97            100.0000000%           100.0000000%
                                                    5/31/97           100.0000000%           100.0000000%

Certificate Factors                                         Series B

                                                    5/1/97            100.0000000%
                                                    5/31/97           100.0000000%

Pool Data                                                   5/1/97                $

Number of Loans                                                    51,559
Prepayments                                                           293              6,973,012.44
Scheduled Terminations                                                  0                      0.00
Charge-Offs                                                            46                979,809.29
Weighted Ave APR                                                        9.38%


Pool Data                                                   5/31/97                $

Number of Loans                                                    52,472
Prepayments                                                           119              2,489,190.42
Scheduled Terminations                                                  0                      0.00
Charge-Offs                                                            71              1,431,397.34
Weighted Ave APR                                                        9.38%


Account Balances                                            Pay Ahead             Advance             Reserve Fund

Balance as of  5/01/97                                          1,650,161.03             206,550.41            11,970,788.00
Balance as of  5/31/97                                          1,359,244.33             241,435.41            11,970,788.00
Change                                                           (290,916.70)             34,885.00                     0.00
Required Amount (withdrawl from reserve)                                                                                0.00
Reserve Fund Requirement                                                                                       11,970,788.00
Reserve Fund Supplement Requirement                                                                                     0.00

Residual Value Surplus Account

Beginning Balance 5/01/97                                               0.00
Deposits                                                                0.00
Withdrawls                                                              0.00
Ending Balance 5/31/97                                                  0.00




Distribution per $1,000                                                           Total

Total Distribution Amount                                                                      4.36739149

Interest Distribution Amount                                                                   4.36739149
Carryover Shortfall                                                                            0.00000000
Prior Carryover Shortfall                                                                      0.00000000

Total Carryover Shortfall                                                                      0.00000000


Principal Distribution Amount                                                                  0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                               0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                   0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                      0.00000000
Unpaid Principal Loss Interest Amount                                                          0.00000000

Seller Principal not paid to Seller                                                        -----
Seller Interest not paid to Seller                                                         -----

Unpaid Class B Principal Carryover Shortfall                                               -----

Distribution per $1,000                                                           Class A-1

Total Distribution Amount                                                                      5.50000000

Interest Distribution Amount                                                                   5.50000000
Carryover Shortfall                                                                            0.00000000
Prior Carryover Shortfall                                                                      0.00000000

Total Carryover Shortfall                                                                      0.00000000


Principal Distribution Amount                                                                  0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                               0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                   0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                      0.00000000
Unpaid Principal Loss Interest Amount                                                          0.00000000


Seller Principal not paid to Seller                                                        -----
Seller Interest not paid to Seller                                                         -----

Unpaid Class B Principal Carryover Shortfall                                               -----

Distribution per $1,000                                                           Class A-2

Total Distribution Amount                                                                      5.62500000

Interest Distribution Amount                                                                   5.62500000
Carryover Shortfall                                                                            0.00000000
Prior Carryover Shortfall                                                                      0.00000000

Total Carryover Shortfall                                                                      0.00000000


Principal Distribution Amount                                                                  0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                               0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                   0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                      0.00000000
Unpaid Principal Loss Interest Amount                                                          0.00000000

Seller Principal not paid to Seller                                                        -----
Seller Interest not paid to Seller                                                         -----

Unpaid Class B Principal Carryover Shortfall                                               -----


Distribution per $1,000                                                           Class A-3

Total Distribution Amount                                                                      5.70833333

Interest Distribution Amount                                                                   5.70833333
Carryover Shortfall                                                                            0.00000000
Prior Carryover Shortfall                                                                      0.00000000

Total Carryover Shortfall                                                                      0.00000000


Principal Distribution Amount                                                                  0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                               0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                   0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                      0.00000000
Unpaid Principal Loss Interest Amount                                                          0.00000000

Seller Principal not paid to Seller                                                        -----
Seller Interest not paid to Seller                                                         -----

Unpaid Class B Principal Carryover Shortfall                                               -----


Distribution per $1,000                                                           Class A-4

Total Distribution Amount                                                                      5.75000000

Interest Distribution Amount                                                                   5.75000000
Carryover Shortfall                                                                            0.00000000
Prior Carryover Shortfall                                                                      0.00000000

Total Carryover Shortfall                                                                      0.00000000


Principal Distribution Amount                                                                  0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                               0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                   0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                      0.00000000
Unpaid Principal Loss Interest Amount                                                          0.00000000

Seller Principal not paid to Seller                                                        -----
Seller Interest not paid to Seller                                                         -----

Unpaid Class B Principal Carryover Shortfall                                               -----


Distribution per $1,000                                                           Class B

Total Distribution Amount                                                                      6.08333330

Interest Distribution Amount                                                                   6.08333330
Carryover Shortfall                                                                            0.00000000
Prior Carryover Shortfall                                                                      0.00000000

Total Carryover Shortfall                                                                      0.00000000


Principal Distribution Amount                                                                  0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                               0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                   0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                      0.00000000
Unpaid Principal Loss Interest Amount                                                          0.00000000

Seller Principal not paid to Seller                                                        -----
Seller Interest not paid to Seller                                                         -----

Unpaid Class B Principal Carryover Shortfall                                                   0.00000000


Distribution per $1,000                                                           Seller Interest

Total Distribution Amount                                                                      6.93030175

Interest Distribution Amount                                                                   6.93030175
Carryover Shortfall                                                                        -----
Prior Carryover Shortfall                                                                  -----

Total Carryover Shortfall                                                                  -----


Principal Distribution Amount                                                                  0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                               0.00000000
Aggregate Unreimbursed Principal Loss Amount                                               -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                  -----
Unpaid Principal Loss Interest Amount                                                      -----

Seller Principal not paid to Seller                                                            0.00000000
Seller Interest not paid to Seller                                                             0.00000000

Unpaid Class B Principal Carryover Shortfall                                               -----



Servicing Fee                                                                     Total

Amount of Servicing Fee Paid                                                             999,564.77
Total Unpaid                                                                                   0.00








Origination Trustee Expenses Paid (1)

UTI                                                                                            0.00
SUBI                                                                                           0.00
                                                                                               0.00


Securitization Trustee Expenses Paid  (1)                                                      0.00

Additional Loss Amounts (2)                                                                    0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:









CHARGE-OFF RATE                                             March                  April              May





Outstanding                                                       385,979.73             593,829.56             1,431,397.34
Balance

Net
Liquidation                                                       281,489.37             420,999.72               947,990.58
Proceeds

Average
Aggregate
Net Investment                                              1,199,477,720.00       1,199,477,720.00         1,199,477,720.00
Value

Annualized
Average
Charge-Off                                                              0.10%                  0.17%                    0.48%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                       0.25%



DELINQUENCY RATE
                                                            #                                         $

Past Due 31-60 days                                                   463                                      10,003,744
Past Due 61-90 days                                                    62                                       1,320,657
Past Due 91 + days                                                     34                                         786,313

 Total                                                                559                                      12,110,714

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                            Delinquent            Current             Delinquency
                                                            Contracts             Contracts           Rate
                                                            (> 60 days)



March                                                                  42                 51,898                        0.08%
April                                                                  71                 51,559                        0.14%
May                                                                    96                 52,472                        0.18%

                                                                                                                        0.13%

